Venezuelan Operations	12 Months Ended
Dec. 31, 2016
Venezuelan Operations [Abstract]
Venezuelan Operations
Venezuelan operations

The Company conducts business in Venezuela where currency restrictions exist, limiting the Company’s ability to immediately access cash through repatriations at the government’s official exchange rate. The Company’s access to Venezuelan Bolívares (VEF) held by its Venezuelan subsidiaries remains available for use within this jurisdiction and is not restricted. The official exchange rate is established by the Central Bank of Venezuela and the Venezuelan Ministry of Finance and the acquisition of foreign currency at the official exchange rate by Venezuelan companies to pay foreign debt or dividends is subject to a registration and approval process by the relevant Venezuelan authorities. Since these restrictions are in place, the Company has not been able to access the official exchange rate to pay dividends and has been limited in its ability to pay royalties at the official exchange rate.
Revenues and operating loss of the Venezuelan operations were $51,615 and $(8,608), respectively, for fiscal year 2016; $40,898 and $(28,329), respectively, for fiscal year 2015; and $187,588 and $(74,962), respectively, for fiscal year 2014.

Since February 2013, the Venezuelan government has announced several changes in the currency exchange regulations. As a consequence, the Company reassessed the exchange rate used for remeasurement purposes as follows:

			Effects of exchange rate change
Period	Exchange rate System applied	Exchange rate at System date change (VEF per US dollar)	Write down of inventories (i)	Impairment of long-lived assets (i)	Foreign currency exchange loss
From February 8, 2013 to February 28, 2014	Official exchange rate	6.30	—	—	15,379
From March 1, 2014 to May 31, 2014	SICAD	11.80	7,611	—	19,697
From June 1, 2014 to February 28, 2015	SICAD II	49.98	9,937	45,186	38,963
From March 1, 2015 to March 9, 2016	SIMADI	177.00	3,250	7,804	8,046
From March 10, 2016 up to date	DICOM	215.34	401	—	117

(i)	Presented within Other operating income (expenses), net

(ii)	Presented within Foreign currency exchange results

Effective from March 10, 2016, a new Exchange Agreement was issued that set forth the new rules that govern foreign exchange transactions carried out by public and private entities and individuals in Venezuela. Hereafter, the SICAD and SIMADI systems were eliminated and a dual exchange system was created: (i) the protected rate called DIPRO, with an initial exchange rate of 10 VEF per US dollar, and (ii) the supplementary floating market rate called DICOM, with an initial exchange rate of 215.34 VEF per US dollar. As of December 31, 2016, DICOM exchange rate settled at 673.76 VEF per US dollar.

As of December 31, 2016, the Company’s local currency denominated net monetary position, which would be subject to remeasurement in the event of further changes in the DICOM rate was $3.6 million (including $9.6 million of cash and cash equivalents). Venezuela’s non-monetary assets were $52.4 million at December 31, 2016 and included approximately $42.6 million of fixed assets and advances to suppliers.

In addition to exchange controls, the Venezuelan market is subject to price controls. The Venezuelan government issued a regulation establishing a maximum profit margin for companies and maximum prices for certain goods and services. Although these regulations caused a delay in the pricing plan, the Company was able to increase prices during the fiscal year ended December 31, 2016.
The Company’s Venezuelan operations, and the Company’s ability to repatriate its earnings, continue to be negatively affected by these difficult conditions and would be further negatively affected by additional devaluations or the imposition of additional or more stringent controls on foreign currency exchange, pricing, payments, profits or imports or other governmental actions or continued or increased labor unrest. The Company continues to closely monitor developments in this dynamic environment, to assess evolving business risks and actively manage its operations in Venezuela.